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                                                                   EXHIBIT 23.01

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-63612) (No. 33-83434), (No. 33-83436) and (No.
  33-98068) of Technology Solutions Company of our report dated June 26, 1996 appearing on page 32 of Technology Solutions Company Annual Report on Form 10-K for the year ended May 31, 1996.

  Price Waterhouse LLP

  August 22, 1996
  Chicago, Illinois









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